Acquisitions and disposals	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
Acquisitions and disposals	Acquisitions and disposals

Acquisitions

Acquisition of Profertil S.A.

On December 10, 2025, the Group acquired from Nutrien Ltd. (“Nutrien”) its 50% interest in Profertil S.A. (“Profertil”). The acquisition was executed through a holding subsidiary formed together with a third-party, Asociación de Cooperativas Argentinas (“ACA”), with an 80%-20% ownership structure, respectively. The remaining 50% in Profertil was held by YPF S.A. (“YPF”). The total consideration for the transaction was US$596.3 million which were paid in cash by us and ACA on a proportionate basis. The Company incurred $3.2 million in transaction-related costs. The acquisition was accounted for under the equity method in accordance with IAS 28. Transaction costs were considered part of the cost of the investment at acquisition date.

On December 18, 2025, the Group acquired from YPF the remaining 50% interest it held in Profertil for a total consideration of US$596.3 million. The acquisition was carried out without the participation of ACA. As of December 31, 2025, US$200.0 million were paid. During January and February 2026, the Company paid additional US$350.0 million. The balance will be paid before June 30, 2026.

The acquisition of the initial 50% in Profertil and the subsequent acquisition of the remaining 50% collectively herein is referred as the “Acquisition”. Therefore, after completion of these two transactions, the Group hold a 90% interest in Profertil while ACA retains the remaining non-controlling interest of 10%.

The Acquisition is part of the Group’s strategy to expand its agro-industrial platform and further diversify our revenue base. The Group believes that Profertil is one of the most cost-efficient producers of urea and ammonia globally, with access to competitively priced natural gas and located in a net importing region.

As per the agreement, the Group filed all required documentation with the Argentine Antitrust Authority to seek and obtain antitrust approval. As of the date of these financial statements, antitrust procedures are still ongoing and the Group does not have any certainty when they will be approved. There can be no assurance on the terms in which the Acquisition will be approved by the Antitrust Authority.

The Group has accounted for the Acquisition under the purchase method of accounting in accordance with IFRS 3. Accordingly, the Group has made a preliminary allocation of the estimated purchase price to the assets acquired and liabilities assumed based on their fair values at acquisition date. Goodwill is measured as the excess of the aggregate of consideration transferred, non controlling interest and fair value of previously held interest over the net identifiable assets acquired and liabilities assumed measured at fair value.
Management made significant assumptions and estimates in determining the preliminary fair values of the assets acquired and liabilities assumed in connection with the business combination. The initial accounting for this acquisition is provisional, as certain valuations and other analysis have not yet been finalized. Accordingly, the amounts recognized in these financial statements are subject to adjustments during the measurement period as additional information becomes available regarding facts and circumstances that existed at the acquisition date. Areas subject to refinement include: (1) the fair values of property, plant and equipment; (2) the valuations of off-market components of certain contracts; (3) the recognition and measurement of contingencies and liabilities for unrecognized tax benefits; and (4) other assets and liabilities.

Any measurement- period adjustments will be recognized retrospectively, which may result in a material change to the carrying amounts of assets acquired, liabilities assumed, and the resulting goodwill. We expect to finalize the purchase price allocation by June 30, 2026.

The following table summarizes the fair value of purchase consideration, fair value of the previously held interest in Profertil and non controlling interest in Profertil:

Purchase consideration:
Amount paid in cash	200,000
Amounts to be paid in installments	396,282
Total purchase consideration	596,282
Fair value of previously held interest in Profertil before the business combination	476,847
Non-controlling interest	95,829
Total	1,168,958

The following table reflects the fair value of the net assets acquired:

Cash and cash equivalents	1,007
Trade and other receivables	159,010
Short-term investments	38,688
Inventories	50,286
Right of use assets	9,221
Property, plant and equipment (*)	1,303,071
Intangible assets	10,419
Total Assets	1,571,702
Trade and other payables	(63,304)
Payroll and other liabilities	(7,039)
Borrowings	(80,151)
Lease liabilities	(9,904)
Deferred income tax liabilities	(386,344)
Current income tax liabilities	(41,462)
Provision for other liabilities	(22,744)
Total Liabilities	(610,948)
Net identifiable Assets Acquired	960,754
Add: goodwill	208,204
Net assets acquired	1,168,958
(*) Includes US$1,107 million related to the fertilizer plant complex of Bahia Blanca (Fertilizer Complex).

The Group used a depreciated replacement cost approach to measure the fair value of property, plant and equipment, including the fertilizer plant complex. Under the cost approach, the value is based on the cost of a market participant to reconstruct a substitute asset of comparable utility, adjusted for any obsolescence. The key judgment and assumptions used include the current replacement cost and physical deterioration factors, including economic useful life and effective age. As a corroborative procedure, an income approach was also performed to assess the reasonableness of the results obtained under the cost approach. Determining the fair value of property, plant and equipment requires significant management judgment and involves the use of significant estimates and assumptions. The valuation was performed with the assistance of an independent valuation specialist.

The fair value of inventory was determined based on the estimated selling price in the ordinary course of business less the estimated costs of completion and sale, and an appropriate profit margin based on the effort required to complete and sell the inventories.

The fair value of long-term debt was estimated using a discounted cash flow analysis based on current market interest rates for debt instruments with similar terms, maturity and credit risk.
Management has conducted a preliminary assessment of provisions arising from the business operations of Profertil, including but not limited to site restoration provisions and has recognized a provisional amount. The management will continue to review these matters during the measurement period. If new information obtained during the measurement period about facts and circumstances that existed at the date of acquisition identifies adjustments to the provisional amounts, or any additional provisions that existed at the date of acquisition, then the accounting for the acquisition will be revised.

All other net tangible assets were valued at their respective carrying amounts, as management believes that these amounts approximate their current fair values.

IFRS 3 requires the remeasurement of the previously held 50% equity interest (PHEI) (acquired on December 10, 2025), in Profertil, at the acquisition-date fair value (December 18, 2025). Management believes that the acquisition-date fair value of the PHEI is best evidenced by the arm's-length all-cash price paid on December 18, 2025, for the remaining 50%, corroborated by an identical arm's-length price paid eight days earlier for the initial 50%. After evaluating the control premium, differences in rights/terms, separate transactions, intervening events, and linked-transaction indicators, the management concluded that no adjustment was necessary to use US$596 million as the acquisition-date fair value of the PHEI.

The non-controlling interest was measured at its proportionate value the NCI’s proportionate share of the acquiree’s identifiable net assets.

A decrease in the fair value of assets acquired, or an increase in the fair value of liabilities assumed, compared to the preliminary valuations would result in a corresponding increase in the amount of goodwill. Conversely, an increase in the fair value of identifiable assets acquired would reduce goodwill. To the extent that adjustments relate to depreciable or amortizable assets, such changes would also affect future depreciation or amortization expense.

Goodwill is primarily attributable to expected synergies from expanding our agro-industrial platform and further diversify our revenue base. The goodwill is not deductible for tax purposes.

Since the Acquisition was closed on December 18, 2025, the consolidated income statement reflects only a 13 day period of operations of the acquired business. The Group reports the results of operations of the acquired business in a new business segment named “Fertilizers”. See Note 3 - “Segment information” for details.

The following table summarizes the revenue and net income (including purchase accounting depreciation) contributed by the acquired business and included in the consolidated statements of income for the year ended December 31, 2025 since December 18, 2025, the date of acquisition:

Period from the date of acquisition to December 31 2025
Revenue	31,147
Net income	3,523

If the acquisition had occurred on January 1, 2025 consolidated unaudited pro-forma revenues and profit for the year, for the year ended 31 December 2025 would have been US$1,998 million and US$61 million, respectively.

Disposals

2025 Disposals Activity

The Group did not complete any disposals during the years ended December 31, 2025.

2024 Disposals Activity
In April 2024, the Company sold “La Pecuaria” farm, a 3,177 hectares farm located in Uruguay for an aggregate amount of US$ 20.7 million, collected in full at closing. This transaction resulted in a pre-tax gain of US$ 6.1 million included in the line item “Other operating income” in the statement of income for year ended December 31, 2024. Also, an amount of US$ 6.9 million was reclassified to retained earnings out of the revaluation surplus reserve.

2023 Disposals Activity

In September 2023, the Company sold “El Meridiano” farm, a 6,302 hectares farm located in the Province of Buenos Aires, Argentina for an aggregate amount of US$ 48 million, collected in full. This transaction resulted in a pre-tax gain of US$6.3 million included in the line item “Other operating income / (expense), net”. Also, an amount of US$ 13.1 million was reclassified to retained earnings out of the revaluation surplus reserve.